EXHIBIT 32.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Curtis B. McWilliams, the Chief Executive Officer of CNL Restaurant Properties, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period year ended June 30, 2004 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 9th day of August 2004.




                                            /s/ Curtis B. McWilliams
                                            -----------------------------------
                                            Curtis B. McWilliams
                                            Chief Executive Officer


                                            A signed  original  of this  written
                                            statement  required  by Section  906
                                            has been provided to the Company and
                                            will be  retained by the Company and
                                            furnished  to  the   Securities  and
                                            Exchange  Commission  or  its  staff
                                            upon request.